                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            FOUR OAKS FINCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            FOUR OAKS FINCORP, INC.

                               6114 US 301 South
                        Four Oaks, North Carolina 27524

     _____________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                April 23, 2001

     _____________________________________________________________________

     You are cordially invited to attend the Annual Meeting of Shareholders of Four Oaks Fincorp, Inc. which will be held on Monday, April 23, 2001 at 8:00 p.m., local time, at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina, for the following purposes:

          (1) To elect the persons listed in the accompanying Proxy Statement dated April 2, 2001 to the Board of Directors of Four Oaks Fincorp, Inc.; and

          (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 5, 2001 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              By Order of the Board of Directors


                              /s/ Ayden R. Lee, Jr.
                              Ayden R. Lee, Jr.
                              Chief Executive Officer and
                              President

April 2, 2001

                            FOUR OAKS FINCORP, INC.

                               6114 US 301 South
                       Four Oaks, North Carolina  27524

                                PROXY STATEMENT

     This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Annual Report to Shareholders are being furnished to shareholders on or about April 2, 2001 by the Board of Directors of Four Oaks Fincorp, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at our main office, located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 23, 2001 at 8:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by us. In addition to solicitation by mail, certain of our officers, directors, and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.

                                ANNUAL MEETING

Purposes of the Annual Meeting

     The principal purposes of the annual meeting are: (1) to elect seven (7) nominees to our board of directors and (2) to transact such other business as may properly come before the annual meeting or any adjournments thereof. Our board of directors knows of no matters other than those stated above to be brought before the annual meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the board of directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the board of directors is not now aware.

Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

        .  filing a written notice of revocation with our corporate secretary;

        . duly executing a subsequent proxy and filing it with our corporate secretary before the revoked proxy is exercised; or

        .  attending the annual meeting and voting in person.

     If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

     Our board of directors has fixed the close of business on March 5, 2001 as the record date for determination of shareholders entitled to receive notice of and to vote at the annual meeting and all adjournments thereof. As of the close of business on March 5, 2001, we had 2,077,707 shares of common stock outstanding.

Voting Rights

     Except as otherwise provided by law, each holder of our common stock, or their proxies, is entitled to one vote per share upon all matters voted upon by shareholders. The North Carolina Business Corporation Act provides that with respect to the election of directors, cumulative voting is not available to our shareholders.

                       SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 5, 2001 regarding shares of our common stock beneficially owned by: (i) each director;
(ii) director nominee; (iii) each executive officer named in the Summary Compensation Table in this proxy statement; and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

              Name of
          Beneficial Owner             Shares Owned(1)      Percent of Class (1)
          ----------------             ---------------      --------------------
M.S. Canaday(2)                              54,948                  2.6%
Ayden R. Lee, Jr.(3)                         59,142                  2.8
Paula Canaday Bowman(4)                      36,168                  1.7
William J. Edwards(5)                         7,578                    *
Warren L. Grimes(6)                           7,807                    *
Percy Y. Lee(7)                              18,568                    *
Dr. R. Max Raynor, Jr.                          150                    *
Clifton L. Painter(8)                        23,696                  1.1
All Directors and Executive                 226,378                 11.0%
Officers as a Group (10 persons)(9)

_________________
*Less than 1%

(1) Based upon 2,077,707 shares of common stock outstanding on March 5, 2001. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of March 5, 2001. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Includes 1,575 shares subject to stock options which are exercisable within 60 days.

(3) Includes 12,186 shares owned by spouse has sole voting and investment power with respect to these shares and 21,000 shares subject to stock options which are exercisable within 60 days.
(4) Includes 1,575 shares subject to stock options which are exercisable within 60 days.
(5) Includes 546 shares subject to stock options which are exercisable within 60 days.
(6) Includes 3306.736 shares owned jointly with spouse, 750.509 owned by spouse who has sole voting and investment power with respect to these shares and 1,575 shares subject to stock options which are exercisable within 60 days.
(7) Includes 12,894.67 shares owned jointly with spouse and 1,575 shares subject to stock options which are exercisable within 60 days.
(8) Includes 225 shares owned by minor child who resides in the home and 11,550 shares subject to stock options which are exercisable within 60 days.
(9) Includes 1,673 shares owned by minor children who reside in the home and 15,900 shares subject to stock options which are exercisable within 60 days by non-director executive officers.

     The following table sets forth certain information as of March 5, 2001 regarding any person who is known to us to be the beneficial owner of more than five percent (5%) of our common stock.

Name and Address of                         Amount and Nature of
Beneficial Owner                            Beneficial Ownership              Percent of Class
----------------                            --------------------              ----------------
William Ashley Turner and Debra C.                 119,289                           5.7%
Turner, Joint Tenants with right of
survivorship
2256 Shotwell Road
Clayton, North Carolina  27520

Josephine L. Sturdivant                            109,392                           5.3%
5426 Hampton Road
Fayetteville, North Carolina 28311-1322

                             ELECTION OF DIRECTORS

     The nominees for the election of directors are named and certain other information is provided in the following tabulation.


                                                               Positions and Offices with our Company
                                          Year first                & Business Experience During
Name                           Age         Elected                      Past Five (5) Years
----                           ---         -------                      -------------------
M.S. Canaday                   77           1969        Chairman of the board of directors of Four Oaks
                                                        Fincorp, Inc. and Four Oaks Bank & Trust Company;
                                                        Owner of Four Oaks Drug Co.
Ayden R. Lee, Jr.              52           1983        Chief Executive Officer, President, and Director of
                                                        Four Oaks Fincorp, Inc. and Four Oaks Bank & Trust
                                                        Company
Dr. R. Max Raynor, Jr.         43           2000        Director of Four Oaks Fincorp, Inc. and Four Oaks
                                                        Bank & Trust Company; Owner of Professional Eye
                                                        Care, with locations in Benson, North Carolina and
                                                        Roseboro, North Carolina
Paula Canaday Bowman           52           1989        Director of Four Oaks Fincorp, Inc. and Four Oaks
                                                        Bank & Trust Company
William J. Edwards             57           1990        Director of Four Oaks Fincorp, Inc. and Four Oaks
                                                        Bank & Trust Company; President, Chief Executive
                                                        Officer and Chairman of the Board of Four Oaks IGA
                                                        Foodliner, Inc. and Secretary of Edwards IGA
Percy Y. Lee                   60           1992        Director of Four Oaks Fincorp, Inc. and Four Oaks
                                                        Bank & Trust Company; Member of Clayton Area
                                                        Advisory Board of the Bank; President of T.R. Lee
                                                        Oil Co.; Senior Partner of Lee Brother's Rental;
                                                        Partner in Lee & Dupree, a rental real estate
                                                        partnership
Warren L. Grimes               52           1992        Director of Four Oaks Fincorp, Inc. and Four Oaks
                                                        Bank & Trust Company; General Partner in Reedy
                                                        Creek Direct Marketing Association; Solid Waste
                                                        Division Manager for Johnston County; Chairman of
                                                        the Company's Compensation Committee; Chief
                                                        Financial Officer and Director of Reedy Creek
                                                        Technologies, Inc.

     The number constituting our board of directors must be at least five (5), but not more than twenty-one (21). The number of directors within this variable range may be fixed or changed from time to time by our shareholders or our board of directors. Our board of directors has set the number of directors at seven (7). The members of our board of directors are elected by our shareholders to serve one (1) year terms.

     All directors and executive officers hold office until the next annual meeting or until their successors are elected and qualified. Our board of directors has no reason to believe that the persons named above as nominees will be unable or will decline to serve as a director if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxyholders to vote for the election of such other person or persons as the proxyholders determine in their discretion; but in no circumstance will the proxy be voted for more than seven
(7) nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

     Pursuant to North Carolina law, the seven (7) candidates who receive the highest number of votes will be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted in the election of directors and will not be included in determining which candidates received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Director Compensation

     The Chairman of our board of directors is paid a fee of $1,075 per month. Other directors, except Mr. Lee who is not paid a director's fee, are paid fees of $875 per month. During 2000, all of the directors other than Mr. Lee were paid a bonus of $850. Two (2) of our directors are related to each other. M.S. Canaday is Paula Canaday Bowman's uncle.

Board of Directors Meetings

     During the last fiscal year, our board of directors met seventeen (17) times. Each incumbent director attended seventy-five percent (75%) or more of the aggregate of the total number of board of director meetings and the total number of meetings held by all committees of the board of directors on which he or she served.

Board Committees

     Our board of directors has an audit committee and a compensation committee. The audit committee is composed of Merwin S. Canaday (Chairman), Warren L. Grimes and William J. Edwards and operates under a written charter (a copy of which is attached to this Proxy Statement as Appendix A) adopted by our board of directors. In addition, Ayden R. Lee, Jr. attends all meetings of the audit committee as a non-voting member. Messrs. Canaday, Grimes and Edwards are "independent directors" as defined by Nasdaq.

     The audit committee reviews the results and scope of the annual audit and other services provided by our independent accountants. The audit committee also reviews our financial statements and audit letters provided by our independent accountants. The audit committee recommends to our board of directors the appointment of independent accountants. The audit committee met two (2) times during 2000.

     The Compensation Committee is composed of Paula Canaday Bowman, Warren L. Grimes (Chairman) and Ayden R. Lee, Jr. and is responsible for the approval of compensation arrangements for our officers and the review of our compensation plans and policies. During 2000, the compensation committee met three (3) times.

     Our board of directors does not have a separate nominating committee, but performs that function itself.

                            Audit Committee Report

     The members of the audit committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of auditing or accounting, including in respect of auditor independence. Management is responsible for our internal controls and the financial reporting process, including the presentation and integrity of our financial statements. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also recommends to our board of directors the selection of our independent accountants. Members of the audit committee rely without independent verification on the information provided to them and on representations of management and our independent accountants.

     Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to below do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that our financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact "independent."

     In this context, the audit committee has met and held discussions with our management, who represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The audit committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountants also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee has considered whether the provision of audit and other non-audit services (set forth under Audit Firm Fee Summary below) is compatible with maintaining the accountants independence and has discussed with the independent accountants their independence.

     Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of our consolidated financial statements, representations of management and the report of the independent accountants to the audit committee, and subject to the limitations on the role and responsibility of the audit committee referred to above and the audit committee charter attached hereto as Appendix A, the audit committee recommended that our board of directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission. The audit committee also recommended that Dixon Odom PLLC be retained as our independent accountants for the 2001 fiscal year.

                               Audit Committee
                               Merwin S. Canaday
                               Warren L. Grimes
                               William J. Edwards

                            EXECUTIVE COMPENSATION

     The following tables sets forth annual and long-term compensation paid or accrued by the Company for services rendered for the fiscal years indicated by the Company's Chief Executive Officer and the next most highly compensated executive officer whose total salary and bonus exceeded $100,000 individually during the year ended December 31, 2000 (the "named executive officers").

                           Summary Compensation Table

                                          Annual Compensation(1)                         Long-Term Compensation
                                          ----------------------              --------------------------------------------
                                                                                       Awards                 Payouts
                                                                              ------------------------  ------------------
                                                                                     Securities              All Other
Name & Principal Position       Year            Salary             Bonus         Underlying Options       Compensation(2)
---------------------------     ----            ------             -----         ------------------       ---------------
Ayden R. Lee, Jr., Chief         2000          $201,162           $34,542                6,000               $8,376
Executive Officer and            1999           152,640            20,860                6,000                7,276
President                        1998           144,000            21,718                9,000                7,129


Clifton L. Painter, Senior       2000          $114,091           $18,455                3,300               $4,805
Vice President, Chief            1999            99,332             8,749                3,300                4,018
Operating Officer                1998            80,305            11,944                9,900                4,052

________________________
 (1) Amounts shown in the table include amounts paid to the named executive officers as executive officers of our subsidiary, Four Oaks Bank & Trust Company. Four Oaks Bank & Trust Company was reorganized as our wholly owned subsidiary in July 1997. Amounts shown also include amounts deferred by the named executive officers under our Master Corporate Profit Sharing Retirement Plan and Trust.
 (2) The amounts shown for Mr. Lee represent our contributions to him under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $8,046, $6,940 and $6,649, for each of the years ended 2000, 1999 and 1998, respectively. The remainder of the amounts shown for Mr. Lee for each year represent insurance premiums paid by us on term life insurance. The amounts shown for Mr. Painter represent our contributions to him under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $4,564, $3,791 and $3,710, for each of the years ended 2000, 1999 and 1998, respectively. The remainder of the amounts shown for Mr. Painter for each year represent insurance premiums paid by us on term life insurance.

                       Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning options to purchase common stock granted to the named executive officers during the year ended December 31, 2000.

                            Number of
                           Securities      % of Total Options       Exercise
                           Underlying     Granted to Employees      or Base
         Name            Options Granted     in Fiscal Year          Price       Exercise Date        Expiration Date
         ----            ---------------     -------------           -----       -------------        ---------------
Ayden R. Lee, Jr.              6,000               31%              $20.67      February 22, 2001     February 22, 2004
Clifton L. Painter             3,300               17%              $20.67      February 22, 2001     February 22, 2004

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth certain information concerning options to purchase common stock held by the named executive officers during the year ended December 31, 2000, the aggregate value of gains on the date of exercise, and the value of unexercised options as of December 31, 2000.

                                                         Number of Securities           Value of Unexercised
                                                        Underlying Unexercised        In-the-Money Options at
                                                     Options at December 31, 2000       December 31, 2000(1)
                                                  --------------------------------------------------------------
                        Shares
                     Acquired on    Value Received
    Name             Exercise (#)         ($)        Exercisable    Unexercisable   Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------------
Ayden R. Lee, Jr.         --              --            15,000          6,000         $345,000        $138,000

Clifton L. Painter        --              --             8,250          3,300          189,750          75,900

________________________
(1) Based on the difference between the exercise price and a price per share of $23.00, which is the last sale price of our common stock as of December 31, 2000.

Employment Agreements

     We have an employment agreement with Ayden R. Lee, Jr., Chief Executive Officer and President. The employment agreement provides for a one-year term and on each anniversary date thereafter, the agreement is automatically extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of our board of directors. Our board of directors has established the 2001 base salary amount for Mr. Lee at $171,491. In addition to the base salary, Mr. Lee's employment agreement provides for, among other things, additional benefits applicable to executive personnel and benefits applicable to all our salaried employees. The agreement provides for termination by us for "cause" (as defined in the agreement) at any time.

     We also have an employment agreement with Clifton L. Painter, Vice President and Chief Operating Officer. The employment agreement provides for a one-year term and on each anniversary date thereafter, the agreement is automatically extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of our board of directors. Our board of directors has established the 2001 base salary amount for Mr. Painter at $95,863. In addition to the base salary, Mr. Painter's employment agreement provides for, among other things, additional benefits applicable to executive personnel and benefits applicable to all our salaried employees. The agreement provides for termination by us for "cause" (as defined in the agreement) at any time.

Severance Compensation Agreement

     We have adopted a severance compensation agreement for Mr. Lee that will provide him with severance pay benefits in the event of a "change in control." The purpose of this compensation plan is to recognize the services and contributions of Mr. Lee as a key employee and the uncertainties relating to continual employment, reduced employee benefits, management changes, and relocations in the event of a change in control. Under the severance compensation agreement, in the event a change in control (as defined in the agreement) occurs and Mr. Lee's employment is "terminated" (as defined in the agreement) he will be entitled to receive a cash severance payment equal to two
(2) years' salary based upon his then most recent annual compensation and the amount of his most recent annual bonus at the time of termination. In addition, Mr. Lee will be entitled to all life insurance, health, accidental death and dismemberment, and disability plans or programs in which he is entitled to participate immediately prior to his termination for two (2) years after the date of his termination or unless and until he obtains other full-time employment.

Supplemental Executive Retirement Plan

     Our subsidiary, Four Oaks Bank & Trust Company, has adopted a supplemental executive retirement plan ("SERP") for Mr. Lee that, upon his retirement from the bank, will provide him with supplemental annual payments for the remainder of his life. The purpose of the SERP is to encourage Mr. Lee to remain as an employee of the bank and to reward him for contributing materially to the success of the bank. Under the SERP, the bank will be obligated to pay Mr. Lee an annual payment upon his retirement in an amount which, when added to Mr. Lee's 401(k) benefits (based on future estimated amounts) and social security benefits (based on future estimated amounts), will ensure Mr. Lee a total annual retirement benefit equal to seventy-five percent (75%) of his Average Annual Compensation (as defined in the SERP) on the date of his retirement. Depending upon Mr. Lee's age at retirement, the annual payment as a percentage of Mr. Lee's fully vested retirement benefit will vary (from fifty-eight percent (58%) of fully vested retirement benefit at age fifty-five (55) to one hundred percent (100%) at age sixty-two (62)). The annual payment which we are obligated to pay Mr. Lee each year after his retirement is subject to certain limitations, including a maximum limit of fifty thousand dollars ($50,000) per year. In the event of a change of control (as defined in the SERP) of Four Oaks Fincorp, Inc. and termination of Mr. Lee's employment within twenty-four (24) months thereafter (for any reason, except termination by the bank for cause), Mr. Lee will be entitled to receive a lump-sum cash payment equal to the actuarial equivalence of the greater of (i) the amount he would have been entitled to had he retired on such date and (ii) the amount of his pro rata fully vested benefit under the SERP as of such date.

Certain Transactions

     Certain of our directors and executive officers are customers of, and borrowers from, Four Oaks Bank & Trust Company in the ordinary course of business. From January 1, 2000 to December 31, 2000, loans outstanding to our directors and executive officers, and their associates as a group, amounted to a maximum of approximately $922,220, or 4.15% of the equity capital of the bank. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectability, or contain other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who own more than ten percent (10%) of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent (10%) shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us, or representations by such persons that no Form 5s were required, we believe that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent (10%) shareholders, were satisfied, except William J. Edwards, Paula Bowman and Warren Grimes, who each inadvertently failed to timely file one (1) required report. Mr. Edwards failed to report two (2) transactions which occurred in the month of August. Mr. Edwards's transactions were reported late on Form 5 for the year ended December 31, 2000. Ms. Bowman failed to report one
(1) transaction which occurred in the month of May. Ms. Bowman's transaction was reported late on Form 5 for the year ended December 31, 2000. Mr. Grimes failed to report two (2) transactions which occurred in December 2000. Mr. Grimes' transactions were reported late on Form 5 for the year ended December 31, 2000 (which form was filed with the SEC on March 7, 2001).


                     SELECTION OF INDEPENDENT ACCOUNTANTS

     Our board of directors approved the engagement of Dixon Odom PLLC as our independent public accountants for the year ended December 31, 2000, to replace PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP was terminated effective September 5, 2000.

     The reports of PricewaterhouseCoopers LLP on our consolidated financial statements for the past two (2) fiscal years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of our financial statements for each of the two (2) most recent fiscal years ended December 31, 1999 and 1998 and in the subsequent interim period through September 5, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the matter in their report on the financial statements for such years.

     At our request, PricewaterhouseCoopers LLP furnished us with a letter to the Securities and Exchange Commission, dated September 12, 2000, a copy of which was filed as an exhibit to our Current Report on Form 8-K, dated September 12, 2000, pursuant to which PricewaterhouseCoopersLLP agreed with the above statements.

     During the last two (2) fiscal years and the subsequent interim period preceding September 5, 2000, we did not consult Dixon Odom PLLC regarding any of the matters or events set forth in Regulation S-K Item 304(a)(2)(i) and (ii).

     PricewaterhouseCoopers LLP served as our independent accountants from January 1, 2000 through September 5, 2000. Since September 5, 2000, Dixon Odom PLLC has served as our independent accountants. PricewaterhouseCoopers LLP's services to us for 2000 included consultation on various accounting, tax and other matters. Dixon Odom PLLC's services to us for 2000 included the audit of our annual consolidated financial statements, reviews of certain of our income tax returns and consultation on various accounting, tax and other matters. A representative of Dixon Odom PLLC is expected to be present at the annual meeting. This representative will have an opportunity to make a statement if desired and will be available to respond to shareholder questions. A representative of PricewaterhouseCoopers LLP is not expected to be present at the annual meeting. There were no non-audit services provided by either PricewaterhouseCoopers LLP or Dixon Odom PLLC during 2000.

                             Audit Firm Fee Summary

     From January 1, 2000 until September 5, 2000, we retained
PricewaterhouseCoopers LLP to provide services in the following categories and amounts:

             Audit Fees                              $ 32,000
             Financial Information Systems Design
               And Implementation Fees               $      0
             All Other Fees                          $ 11,487

     On September 5, 2000, we retained our independent accountant, Dixon Odom PLLC, to provide services in the following categories and amounts:

             Audit Fees                              $ 27,800
             Financial Information Systems Design
               And Implementation Fees               $      0
             All Other Fees                          $  9,000

                             ADDITIONAL INFORMATION

     A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, including the financial statements and schedules thereto, as filed with the SEC will be furnished on written request, without charge to any of our shareholders. Such requests should be addressed to Wanda J. Blow, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-
2177).

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any proposals that shareholders intend to present for a vote of shareholders at the 2002 Annual Meeting of Shareholders, and that such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting, must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before December 4, 2001 (120 calendar days prior to the anniversary of the date of this proxy statement). Proposals received after December 4, 2001 will not be considered for inclusion in our proxy materials for our 2002 annual meeting. A determination as to whether we will oppose inclusion of any proposal in our proxy statement and form of proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

     In addition, if a shareholder intends to present a matter for a vote at the 2002 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder's notice must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before February 18, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). Such notice should set forth (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (b) the name and record address of the shareholder, the class and number of shares of our capital stock that are beneficially owned by the shareholder, and any material interest of the shareholder in such business. For notices that are not timely filed, we retain discretion to vote proxies we receive. For notices that are timely filed, we retain discretion to vote proxies we receive provided:
(i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (ii) the proponent fails to
(x) provide us with a written statement, on or before February 18, 2002, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal, (y) include the same statement in its proxy materials filed with the SEC and (z) immediately after soliciting the percentage of shareholders required to carry the proposal, provide us with a statement from any solicitor, or other person with knowledge, that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of shares.

                    OTHER MATTERS; DISCRETIONARY AUTHORITY

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the annual meeting: (i) matters for which we did not receive timely notice; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is named in this proxy statement and such nominee is unable to serve or for good cause will not serve;
(iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incidental to the conduct of the annual meeting. If any such matters come before the annual meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

     All shareholders are encouraged to sign, date, and return their proxy submitted with this proxy statement as soon as possible in the envelope provided. If a shareholder attends the annual meeting, then he or she may revoke his or her proxy and vote in person.

                                          By Order of the Board of Directors
                                          April 2, 2001
                                          Ayden R. Lee, Jr.
                                          Chief Executive Officer and President

                                  APPENDIX A
                            Audit Committee Charter

                            AUDIT COMMITTEE CHARTER

I.  PURPOSE

The primary function of the Audit Committee (the "Committee") of the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") is to fulfill the oversight responsibilities of the Board by reviewing the financial information which will be provided to shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

II.  RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountants, and the Board itself.

2. Obtain the full Board's approval of the Audit Committee Charter. Review and update the Committee's Charter annually or more frequently as conditions dictate. Propose any changes to the Board and receive approval of any changes from the full Board.

3. Select the Company's independent accountant, approve the compensation of the independent accountant, and review performance of independent accountant annually, and where appropriate, approve the discharge of the independent accountant.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

5. Confirm and assure the independence of the internal auditor and of the independent accountant, including a review of management consulting and related services provided by the independent accountant to the bank. To assure the independence of the accountant, the Committee shall receive, review and actively discuss, on an annual basis, a written statement from the independent accountant delineating all relationships between the accountant and the Company (including a listing of all non-audit services rendered and related fees) consistent with Independence Standards Board Standard No. 1, as modified or supplemented.

6. Inquire of management, of the internal auditor, and of the independent accountant, about significant exposures and risks, then assess the steps management has taken to minimize such exposures and to mitigate such risks to the company.

 7. Consider, in consultation with the independent accountant and with the internal auditor, the audit scope and plan of the internal auditor and of the independent accountant.

 8. Consider, with management, with the internal auditor, and with the independent accountant, the rationale for employing audit firms other than the principal independent accountant.

 9. Review with the internal auditor and with the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and effective use of audit resources.

10. Record minutes of each meeting and comply with requirements in the Company's bylaws regarding committees of the Board.

11. Comply with SEC and NASD requirements governing proxy statement disclosure regarding audit committees, including (i) the requirement to disclose whether the members are independent as defined in the NYSE's, AMEX's, or NASD's listing standards and which definition was used and (ii) the inclusion of an audit committee report.

12. Review and discuss with the independent accountant any matters described in Statement of Auditing Standards No. 61, as modified or supplemented.

13. Consider and review with the independent accountant and with the internal auditor the adequacy of (i) the Company's internal controls, including computerized information system controls and security and (ii) any related significant findings and recommendations of the independent accountant and of the internal auditor, together with management's responses thereto.

14.  Approve any changes in accounting principles.

15. Review with management and with the independent accountant at the completion of the annual examination:

     A. The company's annual financial statements and related footnotes, including the completeness of its financial disclosures.

     B. The independent accountant's audit of the financial statements and his or her report thereon.

     C. Any significant changes required in the independent accountant's audit plan.

     D. Any serious difficulties or disputes with management encountered by the independent accountant during the course of the annual audit.

     E. Other matters related to the conduct of the annual audit which are communicated to the Committee under generally accepted auditing standards.

16.  Consider and review with management and with the internal auditor:

     A. Significant findings during the year and management's responses thereto.

     B. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     C.  Any changes required in the planned scope of their audit plan.

     D.  The Internal Audit Charter.  Approve the Internal Audit Charter.

     E. Internal Auditor's compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing (Standards) and the general effectiveness of the Internal Auditor.

17. Review and discuss with management and the independent accountant filings with the SEC (prior to filing) and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements presented during Board Meetings.

18. Review with management, with the independent accountant, and with the internal auditor, interim financial statements and the results of the independent accountant's review, before they are filed with the SEC or other regulators.

19. Review policies and procedures with respect to officers' expense accounts and prerequisites, including their use of corporate assets, executive travel and entertainment, and consider the results of any review of these areas by the internal auditor or by the independent accountant.

20. Review with the internal auditor and with the independent accountant the results of their review(s) of the Company's monitoring of the compliance with the Company's Code of Conduct.

21. Perform a self-assessment of the Committee's performance as compared to the Charter annually.

22. Review legal and regulatory matters identified by management or counsel that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators and evaluate whether such matters have been considered in the preparation of the financial statements.

23. Review the effectiveness of the Company's system for monitoring compliance with laws and regulations relating to financial reporting and the results of management's investigation and follow-up (including disciplinary action) on any suspected fraudulent acts or accounting irregularities.

24. Periodically obtain updates from management regarding actions taken to ensure compliance with applicable financial reporting laws and regulations and the Company's operating procedures and corporate policies.

25. Review the findings of any examination by regulatory agencies such as the SEC.

26. Meet with the internal auditor, with the independent accountant, and with management in separate executive sessions, to discuss any matters that the Committee or these groups believe should be discussed privately.

27. Prepare a letter for inclusion in the Annual Report that describes the Committee's composition and responsibilities, and how they were discharged.

28. Determine whether, based on the Audit Committee's review and discussion with management and the independent auditors, the Audit Committee will recommend that the annual financial statements be included in the Company's annual report on Form 10-KSB (or Form 10-K, if applicable) for the previous fiscal year.

29. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

30. The Committee may ask members of management or others to attend their meetings, to provide pertinent information as necessary.

31. The Committee will perform such other functions as assigned by law, by the Company's Articles of Incorporation, or by the Company's Bylaws.

III.  COMPOSITION

The membership of the Audit Committee shall consist of three or more members of the Board of Directors, each of whom shall be independent directors, meaning that they shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements and at least one member of the Committee shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience which results in the person's financial sophistication, such as having been a CEO, CFO, or other senior officer with financial oversight responsibilities. The Bank's President/Chief Executive shall participate as a non-voting member of the Committee. The Chairman of the Board of Directors shall be a member of, and shall at all times act as Chairman of, the Committee.

Notwithstanding the above, the Committee may include one non-independent director who is not a current employee of the Company if the Board, in exceptional and limited circumstances, determines that it would be in the best interests of the Company and the shareholders, and the Board discloses the nature of this relationship and the reasons for the determination in its next annual proxy statement after such appointment.

IV.   MEETINGS

The Committee shall meet at least 2 times annually, and may meet more frequently if necessary. The Committee shall meet separately at least annually with management, the internal auditor, and the independent accountant, to discuss any matters the Committee or they believe should be discussed privately with the Committee.

 PAGE>

                                  APPENDIX B

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            FOUR OAKS FINCORP, INC.
                 FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints Ayden R. Lee, Jr. and M. S. Canaday as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the main office of Four Oaks Fincorp, Inc. located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 23, 2001 at 8:00 p.m., and any adjournments thereof (1) as hereinafter specified upon the proposal listed below as more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposal, place an X in the appropriate box provided below. The Board recommends a vote "FOR" the proposal listed below.

1. To elect the following nominees as directors of a one year term: M. S. Canaday; Ayden R. Lee, Jr.; William J. Edwards; Paula Canaday Bowman; Dr. R. Max Raynor, Jr.; Percy Y. Lee; Warren L. Grimes

[_] FOR all nominees (except as marked to the contrary below.)

[_]  WITHHOLD AUTHORITY to vote for all nominees.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name on the line provided below.)

________________________________________________________________________________
    PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                          (continued from other side)

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSAL AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.




                                                  SHARES

                            Please date and sign this Proxy and return promptly.

                            Dated: _______________________________________, 2001


                            ____________________________________________________
                                                  Signature

                            ____________________________________________________
                                                  Signature

                            NOTE: Please sign your name exactly as it appears on this card. When signing for a corporation or partnership, or as agent, attorney, trustee, executor, administrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.